UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

VITASPRING BIOMEDICAL CO. LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-216465	37-1836726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 Spectrum Center Dr. suite 1620 Irvine, CA 92618
(Address of Principal Executive Offices)

(949) 202-9235

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On January 17, 2023, Kho & Patel, Certified Public Accountants, (“Kho”), resigned as the independent registered public accounting firm of Vitaspring Biomedical Co. Ltd. (the “Company”).

Kho & Patel's report on the financial statements for the fiscal years ended January 31, 2022 and January 31, 2021, the last reports issued by Kho, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than an explanatory paragraph as to a going concern.

During the fiscal the years ended January 31, 2022 and January 31, 2021, and in the subsequent interim periods October 31, 2022, July 21, 2022 and April 30, 2022, through January 17, 2023, the date of the resignation of Kho & Patel, (a) there were no disagreements with Kho & Patel on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kho & Patel, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided a copy of the disclosures contained herein to Kho & Patel on January 27, 2023, and requested Kho & Patel to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Kho & Patel agrees with the above disclosures. A copy of Kho & Patel’s response letter is attached hereto as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

On January 24, 2023, our board of directors approved the engagement of TAAD LLP (“TAAD”), as the Company’s new independent registered public accounting firm.

During the Company’s most recent fiscal year end and any subsequent interim period preceding the engagement of TAAD, neither the Company nor anyone acting on our behalf, has consulted with TAAD regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement between the Company and TAAD as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.

16.1    Letter from Kho & Patel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vitaspring Biomedical Co. Ltd.

Date: January 27, 2023	By:	/s/ Kao, Cheng-Hsiang
Name: Kao, Cheng-Hsiang
Title: Chief Executive Officer